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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2005

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2005-1 Indenture dated as of March 23, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-1)

                      AMERICAN HOME MORTGAGE SECURITIES LLC
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-121581                20-0103914
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



520 Broadhollow Road
Melville, New York                                                 11747
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(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700.
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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   ACQUISITION OR DISPOSITION OF ASSETS.
            For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:


            EXHIBIT NO.       DESCRIPTION
            -----------       -----------
            3.1               Amended and Restated Trust Agreement, dated as of
                              March 23, 2005, among American Home Mortgage
                              Securities LLC, as Depositor, Wilmington Trust
                              Company, as Owner Trustee and Deutsche Bank
                              National Trust Company, as Indenture Trustee,
                              Certificate Registrar and Certificate Paying
                              Agent.

            EXHIBIT NO.       DESCRIPTION
            -----------       -----------
            4.1               Indenture dated as of March 23, 2005, between
                              American Home Mortgage Investment Trust Series
                              2005-5, as Issuer, Wells Fargo Bank, N.A., as
                              Securities Administrator and Deutsche Bank
                              National Trust Company, as Indenture Trustee.

            EXHIBIT NO.       DESCRIPTION
            -----------       -----------
            99.1              RMBS Master Servicing Agreement, dated as of March
                              23, 2005, among Wells Fargo Bank, N.A., as RMBS
                              Master Servicer and Securities Administrator,
                              American Home Mortgage Investment Trust 2005-1, as
                              Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

            99.2 RMBS Servicing Agreement, dated March 23, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer, American Home Mortgage Investment Trust 2005-1, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Seller and American Home Mortgage Servicing, Inc. as RMBS Servicer.

            99.3 HELOC Back-up Servicing Agreement, dated as of March 23, 2005, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2005-1, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.
                              99.4 HELOC Servicing Agreement, dated as of March 23, 2005, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2005-1, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc., as Seller, and American Home Mortgage Servicing Inc., as HELOC Servicer.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN HOME MORTGAGE SECURITIES LLC.
                                        By: /s/ Alan Horn
                                           ------------------------------------
                                        Name:   Alan Horn
                                        Title:  Executive Vice President

Dated: April 7, 2005

                                  EXHIBIT INDEX


               Item 601(a) of           Sequentially
Exhibit        Regulation S-K           Numbered
Number         Exhibit No.              Description                   Page
------         -----------              -----------                   ----

3.1 Amended and Restated Trust Agreement, dated as of March 23, 2005, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Indenture Trustee, Certificate Registrar and Certificate Paying Agent.

4.1 Indenture dated as of March 23, 2005, between American Home Mortgage Investment Trust Series 2005-5, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1 RMBS Master Servicing Agreement, dated as of March 23, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2005-1, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.2 RMBS Servicing Agreement, dated March 23, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer, American Home Mortgage Investment Trust 2005-1, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Seller and American Home Mortgage Servicing, Inc. as RMBS Servicer.

99.3 HELOC Back-up Servicing Agreement, dated as of March 23, 2005, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2005-1, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.4 HELOC Servicing Agreement, dated as of March 23, 2005, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2005-1, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc., as Seller, and American Home Mortgage Servicing Inc., as HELOC Servicer.